Exhibit 99.1

XPLR Infrastructure, LP
Media.relations@XPLRInfrastructure.com
March 20, 2025

FOR IMMEDIATE RELEASE

XPLR Infrastructure, LP announces the pricing of $1,750 million of senior unsecured notes, including $825 million of 8.375% senior unsecured notes due 2031 and $925 million of 8.625% senior unsecured notes due 2033

JUNO BEACH, Fla. - XPLR Infrastructure, LP (NYSE: XIFR) today announced the pricing of the previously announced private offering of senior unsecured notes to be issued by its direct subsidiary, XPLR Infrastructure Operating Partners, LP ("XPLR OpCo"). The final offering amount of $1,750 million includes $825 million of 8.375% senior unsecured notes due 2031 (the "2031 notes") and $925 million of 8.625% senior unsecured notes due 2033 (the “2033 notes”). The offering is expected to close on March 25, 2025, subject to customary closing conditions.

The 2031 notes will pay interest semi-annually at the annual rate of 8.375% and will mature on Jan. 15, 2031. The notes will be fully and unconditionally guaranteed on a senior unsecured basis by XPLR Infrastructure, LP and XPLR Infrastructure US Partners Holdings, LLC ("XPLR US Holdings"), a direct subsidiary of XPLR OpCo.

The 2033 notes will pay interest semi-annually at the annual rate of 8.625% and will mature on March 15, 2033. The notes will be fully and unconditionally guaranteed on a senior unsecured basis by XPLR Infrastructure, LP and XPLR US Holdings.

XPLR OpCo estimates the net proceeds from the 2031 notes and 2033 notes offering will be approximately $1,724.4 million, after deducting the initial purchasers' discount and commission and estimated offering expenses payable by XPLR OpCo. XPLR OpCo will add the net proceeds from the sale of the notes to its general funds. XPLR OpCo expects to use its general funds to fund repowering capital expenditures and repay outstanding debt, including the 0.00% convertible senior notes due in November 2025 (the "2025 notes") and outstanding borrowings under its revolving credit facility. XPLR OpCo intends to use a portion of the net proceeds from the sale of the notes to purchase a portion of the 2025 notes concurrent with or subsequent to this offering. No assurance can be given as to how much, if any, of the 2025 notes will be repurchased or the terms on which they will be repurchased. XPLR OpCo also expects to use its general funds for other general business purposes, including to make other investments to improve and expand its existing portfolio and to exercise buyout rights relating to noncontrolling class B members’ interests under certain limited liability company agreements to which XPLR Infrastructure and certain of its subsidiaries is a party. XPLR OpCo may use its general funds to fund investments in clean energy projects or assets or other investments. XPLR OpCo may temporarily invest in short-term instruments any proceeds that are not immediately used for these purposes.

The offer and sale of notes and the guarantees have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any other jurisdiction. Accordingly, the notes are being offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons under Regulation S under the Securities Act. The notes and the guarantees are not transferable absent registration or an applicable exemption from the registration requirements of the Securities Act. This news release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction.

XPLR Infrastructure, LP
XPLR Infrastructure, LP (NYSE: XIFR) is a limited partnership that has an ownership interest in a clean energy infrastructure portfolio with long-term, stable cash flows. XPLR Infrastructure is focused on delivering long-term value to its common unitholders through disciplined capital allocation of the cash flows generated by its assets and is positioning itself to benefit from the expected growth in the U.S. power sector. Headquartered in Juno Beach, Florida, XPLR Infrastructure’s portfolio of contracted clean energy assets is diversified across generation technologies, including wind, solar and battery storage projects in the U.S., and an investment in natural gas pipeline assets in Pennsylvania.

###

Cautionary Statements and Risk Factors That May Affect Future Results

This news release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of XPLR Infrastructure, LP (together with its subsidiaries, XPLR) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of XPLR’s control. Forward-looking statements in this news release include, among others, statements concerning future financing activities. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of XPLR and its business and financial condition are subject to risks and uncertainties that could cause XPLR’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties could require XPLR to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: XPLR's business and results of operations are affected by the performance of its renewable energy projects which could be impacted by wind and solar conditions and in certain circumstances by market prices for power; operation and maintenance of renewable energy projects, battery storage projects and other facilities and XPLR's pipeline investment involve significant risks that could result in unplanned power outages, reduced output or capacity, property damage, environmental pollution, personal injury or loss of life; XPLR's business, financial condition, results of operations and prospects can be materially adversely affected by weather conditions and related impacts, including, but not limited to, the impact of severe weather; XPLR depends on certain of the renewable energy projects and the investment in pipeline assets in its portfolio for a substantial portion of its anticipated cash flows; developing and investing in power and related infrastructure, including repowering of XPLR's existing renewable energy projects, requires up-front capital and other expenditures and could expose XPLR to project development risks, as well as financing expense; threats of terrorism and catastrophic events that could result from geopolitical factors, terrorism, cyberattacks, or individuals and/or groups attempting to disrupt XPLR’s business, or the businesses of third parties, may materially adversely affect XPLR’s business, financial condition, results of operations, liquidity and ability to execute its business plan; the ability of XPLR to obtain insurance and the terms of any available insurance coverage could be materially adversely affected by international, national, state or local events and company-specific events at XPLR or NextEra Energy, Inc. (NEE), as well as the financial condition of insurers. XPLR's insurance coverage does not provide protection against all significant losses; XPLR relies on interconnection and transmission and other pipeline facilities of third parties to deliver energy from certain of its projects and to transport natural gas to and from its pipeline investment. If these facilities become unavailable, XPLR's projects and pipeline investment may not be able to operate or deliver energy or may become partially or fully unavailable to transport natural gas; XPLR's business is subject to liabilities and operating restrictions arising from environmental, health and safety laws and regulations and other standards, compliance with which may require significant capital expenditures, increase XPLR’s cost of operations and affect or limit its business plans; XPLR's business, financial condition, results of operations, liquidity and ability to execute its business plan could be materially adversely affected by new or revised laws, regulations or executive orders, as well as by regulatory action or inaction; XPLR does not own all of the land on which the projects in its portfolio are located and its use and enjoyment of the property may be adversely affected to the extent that there are any lienholders or land rights holders that have rights that are superior to XPLR's rights or the United States of America (U.S.) Bureau of Land Management suspends its federal rights-of-way grants; XPLR is subject to risks associated with litigation or administrative proceedings, as well as negative publicity; XPLR is subject to risks associated with its ownership interests in projects that undergo development or construction, including for repowering, and other capital improvements to its clean energy or other projects, which could result in its inability to complete development and construction at those projects on time or at all, and make those projects too expensive to complete or cause the return on an investment to be less than expected; XPLR relies on a limited number of customers and vendors and is exposed to credit and performance risk in that they may be unwilling or unable to fulfill their contractual obligations to XPLR or that they otherwise terminate their agreements with XPLR; XPLR may not be able to extend, renew or replace expiring or terminated power purchase agreements (PPAs), lease agreement or other customer contracts at favorable rates or on a long-term basis and XPLR may not have the ability to amend existing PPAs for renewable energy repowering projects; if the energy production by or availability of XPLR's clean energy projects is less than expected, they may not be able to satisfy minimum production or availability obligations under their PPAs; XPLR's ability to develop and/or acquire assets involves risks; reductions in demand for natural gas in the U.S. and low market prices of natural gas could materially adversely affect XPLR's pipeline investment's operations and cash flows; government laws, regulations and policies providing incentives and subsidies for clean energy could be changed, reduced or eliminated at any time and such changes may negatively impact XPLR and its ability to repower, acquire, develop or invest in clean energy and related projects; XPLR's ability to develop projects, including repowering renewable energy projects, faces risks related to project siting, financing, construction, permitting, the environment, governmental approvals and the negotiation of project development agreements; acquisitions of existing clean energy projects involve numerous risks; XPLR may develop or acquire assets that use other renewable energy technologies and may develop or acquire other types of assets. Any such development or acquisition may present unforeseen challenges and result in a competitive disadvantage relative to XPLR's more-established competitors; certain agreements which XPLR or its subsidiaries are parties to have provisions which may limit or preclude XPLR from engaging in specified change of control and similar transactions; XPLR faces substantial competition primarily from regulated utility holding companies, developers, independent power producers, pension funds and private equity funds for opportunities in the U.S.; regulatory decisions that are important to XPLR may be materially adversely affected by political, regulatory, operational and economic factors; the natural gas pipeline industry is highly competitive, and increased competitive pressure could adversely affect XPLR's pipeline investment; XPLR may not be able to access sources of capital on commercially reasonable terms; restrictions in XPLR and its subsidiaries' financing agreements could adversely affect XPLR's business, financial condition, results of operations, liquidity and ability to execute its business plan; XPLR may be unable to maintain its current credit ratings; XPLR’s liquidity may be impaired if its credit providers are unable to fund their credit commitments to XPLR or to maintain their current credit ratings; as a result of restrictions on XPLR's subsidiaries’ cash distributions to XPLR and XPLR Infrastructure Operating Partners, LP (XPLR OpCo) under the terms of their indebtedness or other financing agreements, cash distributions received by XPLR and XPLR OpCo from their subsidiaries could be reduced or not received at all; XPLR's and its subsidiaries’ substantial amount of indebtedness, which may increase, may adversely affect XPLR's ability to operate its business, and its failure to comply with the terms of its subsidiaries' indebtedness or refinance, extend or repay the indebtedness could have a material adverse effect on XPLR's financial condition; XPLR is exposed to risks inherent in its use of interest rate swaps; widespread public health crises and epidemics or pandemics may have material adverse impacts on XPLR’s business, financial condition, results of operations, liquidity and ability to execute its business plan; NEE has influence over XPLR; under the Cash Sweep and Credit Support Agreement, XPLR receives credit support from NEE and its affiliates. XPLR's subsidiaries may default under contracts or become subject to cash sweeps if credit support is terminated, if NEE or its affiliates fail to honor their obligations under credit support arrangements, or if NEE or another credit support provider ceases to satisfy creditworthiness requirements, and XPLR will be required in certain circumstances to reimburse NEE for draws that are made on credit support; NextEra Energy Resources, LLC (NEER) and certain of its affiliates are permitted to borrow funds received by XPLR OpCo or its subsidiaries and is obligated to return these funds only as needed to cover project costs and distributions or as demanded by XPLR OpCo. XPLR's financial condition and ability to execute its business plan is highly dependent on NEER’s performance of its obligations to return all or a portion of these funds; NEER's right of first refusal may adversely affect XPLR's ability to consummate future sales or to obtain favorable sale terms; XPLR Infrastructure Partners GP, Inc. (XPLR GP) and its affiliates may have conflicts of interest with XPLR and have limited duties to XPLR and its unitholders; XPLR GP and its affiliates and the directors and officers of XPLR are not restricted in their ability to compete with XPLR, whose business is subject to certain restrictions; XPLR may only terminate the Management Services Agreement among XPLR, NextEra Energy Management Partners, LP (NEE Management), XPLR OpCo and XPLR Infrastructure Operating Partners GP, LLC under certain limited circumstances; if certain agreements with NEE Management or NEER are terminated, XPLR may be unable to contract with a substitute service provider on similar terms; XPLR's arrangements with NEE limit NEE’s potential liability, and XPLR has agreed to indemnify NEE against claims that it may face in connection with such arrangements, which may lead NEE to assume greater risks when making decisions relating to XPLR than it otherwise would if acting solely for its own account; disruptions, uncertainty or volatility in the credit and capital markets, and in XPLR's operations, business and financing strategies, may exert downward pressure on the market price of XPLR’s common units; XPLR may not make any distributions in the future to its unitholders as a result of the execution of its business plan; XPLR's ability to execute its business plan depends on the ability of XPLR OpCo's subsidiaries to make cash distributions to XPLR OpCo; holders of XPLR’s units may be subject to voting restrictions; XPLR’s partnership agreement replaces the fiduciary duties that XPLR GP and XPLR’s directors and officers might have to holders of its common units with contractual standards governing their duties and the New York Stock Exchange does not require a publicly traded limited partnership like XPLR to comply with certain of its corporate governance requirements; XPLR’s partnership agreement restricts the remedies available to holders of XPLR's common units for actions taken by XPLR’s directors or XPLR GP that might otherwise constitute breaches of fiduciary duties; certain of XPLR’s actions require the consent of XPLR GP; holders of XPLR's common units currently cannot remove XPLR GP without NEE’s consent and provisions in XPLR's partnership agreement may discourage or delay an acquisition of XPLR that XPLR unitholders may consider favorable; NEE’s interest in XPLR GP and the control of XPLR GP may be transferred to a third party without unitholder consent; reimbursements and fees owed to XPLR GP and its affiliates for services provided to XPLR or on XPLR's behalf will reduce cash distributions from XPLR OpCo and there are no limits on the amount that XPLR OpCo may be required to pay; the liability of holders of XPLR's units, which represent limited partnership interests in XPLR, may not be limited if a court finds that unitholder action constitutes control of XPLR's business; unitholders may have liability to repay distributions that were wrongfully distributed to them; the issuance of common units, or other limited partnership interests, or securities convertible into, or settleable with, common units, and any subsequent conversion or settlement, will dilute common unitholders’ ownership in XPLR, will impact the relative voting strength of outstanding XPLR common units and issuance of such securities, or the possibility of issuance of such securities, as well as the resale, or possible resale following conversion or settlement, may result in a decline in the market price for XPLR's common units; XPLR's future tax liability may be greater than expected if XPLR does not generate net operating losses (NOLs) sufficient to offset taxable income, if the tax law changes, or if tax authorities challenge certain of XPLR's tax positions; XPLR's ability to use NOLs to offset future income may be limited; XPLR will not have complete control over XPLR's tax decisions; and distributions to unitholders may be taxable as dividends. XPLR discusses these and other risks and uncertainties in its annual report on Form 10-K for the year ended December 31, 2024 and other Securities and Exchange Commission (SEC) filings, and this news release should be read in conjunction with such SEC filings made through the date of this news release. The forward-looking statements made in this news release are made only as of the date of this news release and XPLR undertakes no obligation to update any forward-looking statements.